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                                                                   EXHIBIT 10.12

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), is made and entered into as of December 10, 2003 by and among HELIX BIOMEDIX, INC., a Delaware corporation ("Helix"), and TIMOTHY FALLA, PH.D. ("Employee").

                                    RECITALS

         WHEREAS, Helix and Employee entered into an Employment Agreement effective July 1, 2003 (the "Agreement"); and

         WHEREAS, Helix and Employee wish to amend the Agreement to delete
Section 3(b)(2)(iii) in its entirety.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 3(b)(2)(iii) of the Agreement is hereby deleted in its entirety.

         2. The parties hereto hereby acknowledge the continuing effect of the Agreement except as specifically modified by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HELIX BIOMEDIX, INC.                       EXECUTIVE:

/s/ R. Stephen Beatty                      /s/ Timothy Falla
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R. Stephen Beatty                          Timothy Falla, Ph.D.
President and CEO

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